                          QUANTA CAPITAL HOLDINGS LTD.

                 FORM OF PERFORMANCE-BASED SHARE UNIT AGREEMENT

     FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Quanta Capital Holdings Ltd. (the "Company"), a Bermuda company, hereby grants to ___________, an employee of [a subsidiary] of the Company on the date hereof (the "Holder"), the right to receive common shares, $0.01 par value per share, of the Company ("Shares"), at a future date upon the following terms:

     WHEREAS, the Holder has been granted the following award (the "Award") in connection with his or her retention as an employee and as compensation for services to be rendered; and the following terms reflect the Company's 2003 Long
Term Incentive Plan (the "Plan");

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows.

          (a) Grant. The Holder is hereby granted ____________ performance-based share units (the "Performance Shares") pursuant to the Plan, the terms of which are incorporated herein by reference. The Performance Shares are granted as of
____________ (the "Date of Grant") and such grant is subject to the terms and conditions herein and the terms and conditions of the applicable provisions of the Plan, including Sections 5(e) and 5(f) of the Plan.

          (b) Status of Shares. The Shares shall upon issue under this agreement rank equally in all respects with the other Shares.

          (c) No Rights as a Shareholder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity until the Restrictions lapse and the Shares are issued as provided herein.

          (d) Lapse of Restrictions. On ____________, except as may otherwise be provided herein and subject to the terms and conditions set forth in the Plan, the Restrictions on transfer set forth in Paragraph (g) shall lapse, the Award shall vest and a number of Shares will be issued as provided in the table below provided that the Company achieves the average return on equity over the three year period ending ____________provided in the table below, as calculated in accordance with GAAP:

Average Return on Equity       Number of Shares to be Issued
------------------------       -----------------------------

Less than 12%                    0
12% or more and less than 20%   50% of the number of Performance Shares granted
20% or more and less than 25%  100% of the number of Performance Shares granted
25% or more and less than 30%  200% of the number of Performance Shares granted
30% or more                    300% of the number of Performance Shares granted

          (e) Delivery of Shares. Promptly after ____________, the number of
Shares, as determined under Paragraph (e) above, that must be delivered, provided that the Holder shall have complied with his or her tax obligations under Paragraph (l) hereof, will be delivered by the Company to the Holder or the Holder's personal representative in the form of a share certificate representing a number of Shares equal to the number of Performance Shares vested during the Performance Period, provided that the Committee may, in its discretion, require (i) revisions to the performance measures under Paragraph
(e) hereof on the occurrence of a significant event as provided in Section
5(f)(iii) of the Plan; or (ii) that some or all of the vested Shares be retained by the Company, and that the Holder receive a cash payment in lieu of the delivery of such retained unrestricted Shares. The Shares may be delivered or any lawful consideration.

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          The Company shall not be required to issue fractional Shares under this agreement. If any fractional interest in a Share would be deliverable upon lapse of the Restrictions in whole or in part but for the provisions of this paragraph, the Company, in lieu of delivering any such fractional share therefor, shall pay a cash adjustment therefor in an amount equal to their Fair
Market Value (or if any Shares are not publicly traded, an amount equal to the book value per share at the end of the most recent fiscal quarter) multiplied by the fraction of the fractional share which would otherwise have been issued hereunder. Anything to the contrary herein notwithstanding, the Company shall not be obligated to issue any Shares hereunder if the issuance of such Shares would violate the provision of any applicable law, in which event the Company shall, as soon as practicable, take whatever action it reasonably can so that such Shares may be issued without resulting in such violations of law. For purposes hereof, Fair Market Value shall mean the mean between the high and low selling prices per Share on the immediately preceding date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded)
on the principal exchange on which the Shares are traded, as such prices are officially quoted on such exchange.

          (f) Adjustments for Recapitalization and Dividends. In the event that, prior to _____________, any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other such change affects the number of Shares represented by the Performance Shares such that they are increased or decreased or changed into or exchanged for a different number or kind of shares, other securities of the Company or of another corporation or other consideration, then in order to maintain the proportionate interest of the Holder and preserve the value of the Performance Shares, there shall automatically be substituted for each Performance Share the number and kind of shares, other securities or other consideration (including cash) into which each outstanding Share shall be changed or for which each such Share shall be exchanged.

          (g) Nontransferability. Prior to the lapse of Restrictions as provided under Paragraph (e) of this agreement, this Award, or any interest therein, may not be assigned or otherwise transferred, disposed of or encumbered by the
Holder, other than by will or by the laws of descent and distribution.
Notwithstanding the foregoing, this Award may be transferred by the Holder (for no consideration) to members of his or her "immediate family," to a trust or other entity established for the exclusive benefit of solely one or more members of the Holder's "immediate family," or to a charitable organization qualified for tax exemption under Code section 510(c)(3). Any Award held by the transferee will continue to be subject to the same terms and conditions that were applicable to this Award immediately prior to the transfer, except that this
Award will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, "immediate family" means the Holder's children stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brother and sisters), in laws, and relationships arising because of legal adoption.

          (h) Termination of Service.

               (i) In the event that prior to __________, the Holder ceases to be an employee of the Company due to a termination of the Holder's employment by the Company for Cause (as defined below) or for any other reason, except due to the Holder's death or Permanent Disability (as defined below), the Performance Shares shall be immediately forfeited.

               (ii) For purposes of this agreement, service with any of the
     Company's Subsidiaries (as defined in the Plan) shall be considered to be service with the Company. In the event the Holder ceases to be an employee of the Company due to the Holder's death or Permanent Disability, the
     Restrictions relating to the Performance Shares shall immediately lapse.
     For purposes hereof, "Cause" means (a) theft or embezzlement by the Holder with respect to the Company or its subsidiaries; (b) malfeasance or gross negligence in the performance of the Holder's duties; (c) the commission by the Holder of any felony or any

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     crime involving moral turpitude; (d) willful or prolonged absence from work by the Holder (other than by reason of disability due to physical or mental illness) or failure, neglect or refusal by the Holder to perform his or her duties and responsibilities without the same being corrected within ten
     (10) days after being given written notice thereof; (e) continued and habitual use of alcohol by the Holder to an extent which materially impairs the Holder's performance of his or her duties without the same being corrected within ten (10) days after being given written notice thereof; or
     (f) the Holder's use of illegal drugs without the same being corrected within ten (10) days after being given written notice thereof. For purposes hereof, "Permanent Disability" means those circumstances where the Holder is unable to continue to perform the usual customary duties of his or her assigned job for a period of six (6) months in any twelve (12) month period because of physical, mental or emotional incapacity resulting from injury, sickness or disease. Any questions as to the existence of a Permanent
     Disability shall be determined by a qualified, independent physician selected by the Company and approved by the Holder (which approval shall not be unreasonably withheld). The determination of any such physician shall be final and conclusive for all purposes of this agreement.

          (i) Obligations as to Capital. The Company agrees that it will at all times maintain authorized and unissued share capital sufficient to fulfill all of its obligations under this agreement.

          (j) Transfer of Shares. The Performance Shares, or any interest in either, may be sold, assigned, pledged, hypothecated, encumbered, or transferred or disposed of in any other manner, in whole or in part, only in compliance with the terms, conditions and restrictions as set forth in the governing instruments of the Company, applicable United States federal and state securities laws and the terms and conditions hereof.

          (k) Expenses of Issuance of Performance Shares. The issuance of stock certificates representing the Shares in whole or in part, shall be without charge to the Holder. The Company shall pay, and indemnify the Holder from and against any issuance, stamp or documentary taxes (other than transfer taxes) or charges imposed by any governmental body, agency or official (other than income taxes) by reason of the resulting issuance of the Shares.

          (l) Withholding. Prior to the issuance of Shares upon any lapse of
Restrictions or the receipt of an equivalent cash payment, the Holder shall pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the lapse of Restrictions and the Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the Holder, federal, state and local taxes of any kind required by law to be withheld upon the lapse of Restrictions.

          (m) References. References herein to rights and obligations of the
Holder shall apply, where appropriate, to the Holder's legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Award.

          (n) Notices. Any notice required or permitted to be given under this agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

     If to the Company:

          Quanta Capital Holdings Ltd.
          1 Victoria Street
          Hamilton HM 11 Bermuda

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     Attn.: Secretary

     If to the Holder:

          The last address delivered to the Company by the Holder in the manner set forth herein.

          (o) Governing Law. This agreement shall be governed by and construed in accordance with the laws of New York, without giving effect to principles of conflict of laws thereof.

          (p) Entire Agreement. This agreement and the Plan constitute the entire agreement among the parties relating to the subject matter hereof, and any previous agreement or understanding among the parties with respect thereto is superseded by this agreement and the Plan.

          (q) Counterparts. This agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this agreement as of the
Date of Grant.

                                       QUANTA CAPITAL HOLDINGS LTD.

                                       By:
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

                                          --------------------------------------
                                                [name]

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